Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
THIRD QUARTER FISCAL YEAR 2024
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Dan Mahoney in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held October 31, 2024 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q3 Fiscal 2024 Summary (Quarter ended September 28, 2024)
•Revenue: $167.7 million
•Net income: $11.4 million, or 6.8% of revenue; non-GAAP net income: $12.1 million, or 7.2% of revenue
•Net income per diluted share: $1.67; non-GAAP net income per diluted share: $1.77
•Operating margin and non-GAAP operating margin: 11.0%
•Non-GAAP EBITDA: $21.3 million, or 12.7% of revenue
•Effective tax rate: 28.7%; non-GAAP effective tax rate 28.5%
•Utilization: 76%
•Consultant headcount at the end of Q3 of fiscal 2024: 978, which consists of 156 officers, 560 other senior staff and 262 junior staff
•Cash and cash equivalents: $24.5 million at September 28, 2024
•Revolving credit facility borrowing capacity: $135.9 million at September 28, 2024

Revenue
For Q3 of fiscal 2024, revenue was $167.7 million, compared with revenue of $147.6 million for Q3 of fiscal 2023.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Officers	156	157	158	156	155
Other Senior Staff	560	531	544	527	529
Junior Staff	262	280	295	321	330
Total	978	968	997	1,004	1,014
Utilization
For Q3 of fiscal 2024, companywide utilization was 76%, compared with 66% for Q3 of fiscal 2023.
Client Reimbursables
For Q3 of fiscal 2024, client reimbursables were $16.1 million, or 9.6% of revenue, compared with $17.9 million, or 12.2% of revenue, for Q3 of fiscal 2023.
Selling, General and Administrative (SG&A) Expenses
For Q3 of fiscal 2024, SG&A expenses were $31.3 million, or 18.6% of revenue, compared with $27.9 million, or 18.9% of revenue, for Q3 of fiscal 2023. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 2.4% of revenue for Q3 of fiscal 2024 and for Q3 of fiscal 2023, respectively. Excluding these commissions, SG&A expenses were 16.2% of revenue for Q3 of fiscal 2024, compared with 16.5% in Q3 of fiscal 2023.

	Fiscal Quarter Ended
$ in 000’s	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue
SG&A expenses	$31,269	18.6%	$27,919	18.9%
Less: commissions to non-employee experts	3,963	2.4%	3,607	2.4%
SG&A expenses excluding commissions	$27,306	16.2%	$24,312	16.5%
Depreciation & Amortization
For Q3 of fiscal 2024, depreciation and amortization expenses amounted to $2.9 million, or 1.7% of revenue, compared with $2.9 million, or 2.0% of revenue, for Q3 of fiscal 2023.
Forgivable Loan Amortization
For Q3 of fiscal 2024, forgivable loan amortization was $9.2 million, or 5.5% of revenue, compared with $8.7 million, or 5.9% of revenue, for Q3 of fiscal 2023.
Share-Based Compensation Expense
For Q3 of fiscal 2024, share-based compensation expense was approximately $1.4 million, or 0.8% of revenue, compared with $0.9 million, or 0.6% of revenue, for Q3 of fiscal 2023.
Operating Income
For Q3 of fiscal 2024, operating income was $18.4 million, or 11.0% of revenue, compared with operating income of $10.8 million, or 7.3% of revenue, for Q3 of fiscal 2023. Non-GAAP operating income was $18.4 million, or 11.0% of revenue, for Q3 of fiscal 2024, compared with $10.8 million, or 7.3% of revenue, for Q3 of fiscal 2023.

	Fiscal Quarter Ended
$ in 000’s	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue
Income from operations	$18,391	11.0%	$10,793	7.3%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	—	—%	16	—%
Non-GAAP income from operations	$18,391	11.0%	$10,809	7.3%

Interest Income (Expense), net
For Q3 of fiscal 2024, net interest expense was $1.5 million, or 0.9% of revenue, compared with net interest expense of $1.0 million, or 0.7% of revenue, for Q3 of fiscal 2023.
Foreign Currency Gains (Losses), net
For Q3 of fiscal 2024, net foreign currency losses were $0.9 million, or 0.5% of revenue, compared with net foreign currency gains of $0.8 million, or 0.5% of revenue, for Q3 of fiscal 2023.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Tax Provision	$4,593	$1,927	$4,820	$1,761
Effective Tax Rate	28.7%	18.3%	28.5%	18.0%

	Fiscal Quarter Ended
$ in 000’s	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue
Income before provision for income taxes	$16,030	9.6%	$10,523	7.1%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	—	—%	16	—%
Foreign currency (gains) losses, net	904	0.5%	(755)	(0.5)%
Non-GAAP income before provision for income taxes	$16,934	10.1%	$9,784	6.6%

GAAP provision for income taxes	$4,593		$1,927
Tax effect on non-GAAP adjustments	227		(166)
Non-GAAP provision for income taxes	$4,820		$1,761

Net Income
For Q3 of fiscal 2024, net income was $11.4 million, or 6.8% of revenue, or $1.67 per diluted share, compared with net income of $8.6 million, or 5.8% of revenue, or $1.21 per diluted share, for Q3 of fiscal 2023. Non-GAAP net income for Q3 of fiscal 2024 was $12.1 million, or 7.2% of revenue, or $1.77 per diluted share, compared with $8.0 million, or 5.4% of revenue, or $1.13 per diluted share, for Q3 of fiscal 2023.
Non-GAAP EBITDA
For Q3 of fiscal 2024, non-GAAP EBITDA was $21.3 million, or 12.7% of revenue, compared with $13.8 million, or 9.3% of revenue, for Q3 of fiscal 2023.
Constant Currency Basis
For Q3 of fiscal 2024, revenue was $167.7 million, and net income was $11.4 million, or 6.8% of revenue, or $1.67 per diluted share. On a constant currency basis relative to Q3 of fiscal 2023, Q3 of fiscal 2024 revenue would have been lower by $0.5 million to $167.2 million, GAAP net income would have been lower by $0.1 million to $11.3 million, or 6.8% of revenue, and earnings per diluted share would have decreased by $0.02 to $1.65 per diluted share.
For Q3 of fiscal 2024, revenue was $167.7 million, and non-GAAP net income was $12.1 million, or 7.2% of revenue, or $1.77 per diluted share. On a constant currency basis relative to Q3 of fiscal 2023, Q3 of fiscal 2024 revenue would have been lower by $0.5 million to $167.2 million, non-GAAP net income would have been lower by $0.1 million at $12.0 million, or 7.2% of revenue, non-GAAP earnings per diluted share would have decreased by $0.02 to $1.75 per diluted share, and non-GAAP EBITDA would have been lower by $0.2 million to $21.1 million, or 12.6% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at September 28, 2024 were $232.9 million, compared with $193.3 million at September 30, 2023. Current liabilities at September 28, 2024 were $268.3 million, compared with $224.2 million at September 30, 2023.
Total Days Sales Outstanding, or DSO, for Q3 of fiscal 2024 was 122 days, consisting of 78 days of billed and 44 days of unbilled. This compares with 114 days reported for Q3 of fiscal 2023, consisting of 72 days of billed and 42 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $24.5 million at September 28, 2024, compared with $27.6 million at September 30, 2023.
Net cash provided by operating activities for Q3 of fiscal 2024 was $31.6 million, compared with net cash provided by operating activities of $65.0 million for Q3 of fiscal 2023.
As of September 28, 2024, outstanding borrowings under CRA’s revolving credit facility amounted to $60.0 million. At September 30, 2023, outstanding borrowings under CRA’s revolving credit facility amounted to $32.0 million.
Capital expenditures totaled $3.0 million for Q3 of fiscal 2024, compared with $0.7 million for Q3 of fiscal 2023.
A quarterly cash dividend of $0.42 per common share, for total dividends and dividend equivalents of $2.9 million, was paid in Q3 of fiscal 2024, compared with a quarterly cash dividend of $0.36 per common share, for total dividends and dividend equivalents of $2.5 million paid in Q3 of fiscal 2023.

GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended December 30, 2023 and December 31, 2022 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 30, 2023, filed with the Securities and Exchange Commission on February 29, 2024. The condensed consolidated statement of cash flow data for the first, second, and third quarters of fiscal year 2023 and the first, second, and third quarters of fiscal year 2024 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 30, 2023 and December 31, 2022 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2024	2024	2024	2024	2023
Net cash provided by (used in) operating activities	$30,410	$31,584	$1,807	$(63,080)	$60,099
Net cash used in investing activities	(7,890)	(2,986)	(3,816)	(730)	(358)
Net cash provided by (used in) financing activities	(27,320)	(29,927)	(10,353)	56,052	(43,092)
Effect of foreign exchange rates on cash and cash equivalents	1,677	1,161	(111)	(706)	1,333
Net increase (decrease) in cash and cash equivalents	$(3,123)	$(168)	$(12,473)	$(8,464)	$17,982
Cash and cash equivalents at beginning of period	27,604	24,649	37,122	45,586	27,604
Cash and cash equivalents at end of period	$24,481	$24,481	$24,649	$37,122	$45,586

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2023	2023	2023	2023	2022
Net cash provided by (used in) operating activities	$60,109	$64,952	$5,072	$(70,051)	$60,136
Net cash used in investing activities	(7,566)	(733)	(720)	(1,132)	(4,981)
Net cash provided by (used in) financing activities	(49,602)	(50,574)	(25,664)	74,848	(48,212)
Effect of foreign exchange rates on cash and cash equivalents	570	(312)	64	407	411
Net increase (decrease) in cash and cash equivalents	$3,511	$13,333	$(21,248)	$4,072	$7,354
Cash and cash equivalents at beginning of period	24,093	14,271	35,519	31,447	24,093
Cash and cash equivalents at end of period	$27,604	$27,604	$14,271	$35,519	$31,447

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2024	2024	2024	2024	2023
GAAP net cash provided by (used in) operating activities	$30,410	$31,584	$1,807	$(63,080)	$60,099
Forgivable loan advances	40,388	14,258	18,880	5,250	2,000
Forgivable loan repayments	(1,488)	—	(288)	—	(1,200)
Adjusted net cash flows from operations	$69,310	$45,842	$20,399	$(57,830)	$60,899

Net revenue	$672,592	$167,748	$171,442	$171,789	$161,613

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	4.5%	18.8%	1.1%	(36.7)%	37.2%
Adjusted net cash flows from operations as a percentage of net revenue	10.3%	27.3%	11.9%	(33.7)%	37.7%

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2023	2023	2023	2023	2022
GAAP net cash provided by (used in) operating activities	$60,109	$64,952	$5,072	$(70,051)	$60,136
Forgivable loan advances	30,859	3,750	750	16,842	9,517
Forgivable loan repayments	(616)	—	—	(616)	—
Other non-recurring cash items (1)	91	—	—	22	69
Adjusted net cash flows from operations	$90,443	$68,702	$5,822	$(53,803)	$69,722

Net revenue	$607,339	$147,553	$161,965	$152,845	$144,976

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	9.9%	44.0%	3.1%	(45.8)%	41.5%
Adjusted net cash flows from operations as a percentage of net revenue	14.9%	46.6%	3.6%	(35.2)%	48.1%
(1) Other non-recurring cash items includes acquisition-related costs.
NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
SEPTEMBER 28, 2024 COMPARED TO SEPTEMBER 30, 2023
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue
Revenues	$167,748	100.0%	$147,553	100.0%	$510,979	100.0%	$462,363	100.0%
Costs of services (exclusive of depreciation and amortization)	115,188	68.7%	105,894	71.8%	359,394	70.3%	327,064	70.7%
Selling, general and administrative expenses	31,269	18.6%	27,919	18.9%	93,784	18.4%	86,137	18.6%
Depreciation and amortization	2,900	1.7%	2,947	2.0%	8,503	1.7%	8,762	2.0%
Income from operations	18,391	11.0%	10,793	7.3%	49,298	9.6%	40,400	8.7%

Interest expense, net	(1,457)	-0.9%	(1,025)	-0.7%	(3,405)	-0.7%	(3,212)	-0.7%
Foreign currency gains (losses), net	(904)	-0.5%	755	0.5%	(1,236)	-0.2%	(459)	-0.1%
Income before provision for income taxes	16,030	9.6%	10,523	7.1%	44,657	8.7%	36,729	7.9%
Provision for income taxes	4,593	2.7%	1,927	1.3%	12,991	2.5%	9,707	2.1%
Net income	$11,437	6.8%	$8,596	5.8%	$31,666	6.2%	$27,022	5.8%

Net income per share:
Basic	$1.68		$1.22		$4.62		$3.83
Diluted	$1.67		$1.21		$4.57		$3.78

Weighted average number of shares outstanding:
Basic	6,760		6,977		6,840		7,026
Diluted	6,843		7,083		6,922		7,138

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
SEPTEMBER 28, 2024 COMPARED TO SEPTEMBER 30, 2023
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue
Revenues	$167,748	100.0%	$147,553	100.0%	$510,979	100.0%	$462,363	100.0%

Net income	$11,437	6.8%	$8,596	5.8%	$31,666	6.2%	$27,022	5.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	16	—%	—	—%	52	—%
Restructuring (1)	—	—%	—	—%	8,176	1.6%	—	—%
Acquisition-related costs	—	—%	—	—%	—	—%	22	—%
Foreign currency (gains) losses, net	904	0.5%	(755)	-0.5%	1,236	0.2%	459	0.1%
Tax effect on adjustments	(227)	-0.1%	166	0.1%	(2,467)	-0.5%	(138)	—%
Non-GAAP net income	$12,114	7.2%	$8,023	5.4%	$38,611	7.6%	$27,417	5.9%

Non-GAAP net income per share:
Basic	$1.78		$1.14		$5.63		$3.89
Diluted	$1.77		$1.13		$5.57		$3.83

Weighted average number of shares outstanding:
Basic	6,760		6,977		6,840		7,026
Diluted	6,843		7,083		6,922		7,138

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
SEPTEMBER 28, 2024 COMPARED TO SEPTEMBER 30, 2023
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue	September 28, 2024	As a % of Revenue	September 30, 2023	As a % of Revenue
Revenues	$167,748	100.0%	$147,553	100.0%	$510,979	100.0%	$462,363	100.0%

Net income	$11,437	6.8%	$8,596	5.8%	$31,666	6.2%	$27,022	5.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	16	—%	—	—%	52	—%
Restructuring (1)	—	—%	—	—%	8,176	1.6%	—	—%
Acquisition-related costs	—	—%	—	—%	—	—%	22	—%
Foreign currency (gains) losses, net	904	0.5%	(755)	-0.5%	1,236	0.2%	459	0.1%
Tax effect on adjustments	(227)	-0.1%	166	0.1%	(2,467)	-0.5%	(138)	—%
Non-GAAP net income	$12,114	7.2%	$8,023	5.4%	$38,611	7.6%	$27,417	5.9%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	1,457	0.9%	1,025	0.7%	3,405	0.7%	3,212	0.7%
Provision for income taxes	4,820	2.9%	1,761	1.2%	15,458	3.0%	9,845	2.1%
Depreciation and amortization	2,900	1.7%	2,947	2.0%	8,503	1.7%	8,762	2.0%
Non-GAAP EBITDA	$21,291	12.7%	$13,756	9.3%	$65,977	12.9%	$49,236	10.6%

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	September 28, 2024	December 30, 2023
Assets
Cash and cash equivalents	$24,481	$45,586
Accounts receivable and unbilled services, net	232,855	199,556
Other current assets	28,204	20,334
Total current assets	285,540	265,476

Property and equipment, net	38,496	38,176
Goodwill and intangible assets, net	102,176	101,185
Right-of-use assets	87,032	86,887
Other assets	69,099	61,487
Total assets	$582,343	$553,211

Liabilities and Shareholders’ Equity
Accounts payable	$28,430	$28,701
Accrued expenses	146,284	171,040
Current portion of lease liabilities	18,626	16,475
Revolving line of credit	60,000	—
Other current liabilities	14,917	19,871
Total current liabilities	268,257	236,087
Non-current portion of lease liabilities	89,412	92,280
Other non-current liabilities	20,161	12,743
Total liabilities	377,830	341,110

Total shareholders’ equity	204,513	212,101
Total liabilities and shareholders’ equity	$582,343	$553,211

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	September 28, 2024	September 30, 2023
Operating activities:
Net income	$31,666	$27,022
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	24,425	21,542
Accounts receivable and unbilled services	(32,321)	1,559
Working capital items, net	(53,459)	(50,150)
Net cash used in operating activities	(29,689)	(27)

Investing activities:
Purchases of property and equipment, net	(6,032)	(2,008)
Consideration paid for acquisition, net	(1,500)	(577)
Net cash used in investing activities	(7,532)	(2,585)

Financing activities:
Borrowings under revolving line of credit	95,000	105,000
Repayments under revolving line of credit	(35,000)	(73,000)
Tax withholding payments reimbursed by shares	(2,030)	(2,040)
Cash dividends paid	(8,850)	(7,773)
Repurchase of common stock	(33,348)	(23,577)
Net cash provided by (used in) financing activities	15,772	(1,390)
Effect of foreign exchange rates on cash and cash equivalents	344	159
Net decrease in cash and cash equivalents	(21,105)	(3,843)
Cash and cash equivalents at beginning of period	45,586	31,447
Cash and cash equivalents at end of period	$24,481	$27,604

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$1,228	$(129)
Asset retirement obligations	$191	$—
Excise tax on share repurchases	$(284)	$(190)
Right-of-use assets obtained in exchange for lease obligations	$10,627	$2,503
Supplemental cash flow information:
Cash paid for taxes	$17,085	$9,953
Cash paid for interest	$3,086	$2,904
Cash paid for amounts included in operating lease liabilities	$15,008	$16,660